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                                                                EXHIBIT 10.15

                      EQUITY SECURITIES SUBSCRIPTION AGREEMENT

THIS EQUITY SECURITIES SUBSCRIPTION AGREEMENT is made effective as of the 25th day of June, 1999, (the "Effective Date") by and between College Club.com, a California corporation (the "Corporation"), and Overly Publishing, (the "Purchaser").

                                    WITNESSETH:

WHEREAS, the Corporation and Purchaser have entered into a Joint Marketing Agreement as of the Effective Date to which this Agreement is attached as EXHIBIT E (the "Marketing Agreement");

WHEREAS, the Marketing Agreement provides for the Corporation's issuance to the Purchaser from time to time of Equity Securities (as defined therein) on the terms set forth therein; and

WHEREAS, the Corporation and the Purchaser desire to set forth the terms upon which the Equity Securities will be issued by the Corporation to the Purchaser.

NOW, THEREFORE, IT IS AGREED between the parties as follows:

1. ISSUANCE OF EQUITY SECURITIES. The Purchaser hereby agrees that all Equity Securities issued from time to time by the Corporation pursuant to the terms of Section 6a of the Marketing Agreement shall be issued subject to the terms and conditions of this Agreement. Concurrently with the execution of this Agreement, the Corporation shall deliver to Purchaser a certificate for 2632 shares of Series B Preferred Stock as provided in subsections 6a(i) and 6(a)(ii) of the Marketing Agreement.

2. RIGHT OF FIRST REFUSAL. Before any shares of Equity Securities registered in the name of Purchaser may be sold or transferred (including transfer by operation of law) other than as set forth in Section 2(e) below, such shares shall first be offered to the Corporation, which will have the right to purchase all or any part of the shares proposed to be transferred ("Right of First Refusal"), in the following manner:

              (a) The Purchaser or its successors and assigns shall first give written notice (the "Transfer Notice") of any proposed transfer to the Corporation. The Transfer Notice shall name the proposed transferee, state the number of shares of Equity Securities to be transferred, and if the transfer is voluntary, the price per share and all other terms of the offer. The Transfer Notice shall be signed by the Purchaser or its successors and assigns and the prospective transferee and must constitute a binding agreement for the transfer of the Equity Securities subject only to the Right of First Refusal.

              (b) Within thirty (30) days of delivery of the Purchaser's notice of a proposed voluntary transfer, the Corporation's Board of Directors shall determine the bona fide nature of

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the proposed voluntary transfer and give the Purchaser written notice of its determination. If the proposed transfer is deemed to be bona fide, the remaining subsections of this section shall apply to the sale. If the proposed transfer is deemed not to be bona fide, the Purchaser will be responsible for providing additional information to the Board to show the bona fide nature of the proposed transfer and no Equity Securities will be transferred on the books of the Corporation until the Board has approved the proposed transfer as bona fide.

              (c) If the Corporation fails to exercise in full the Right of First Refusal within thirty (30) days from the later of the date the Transfer Notice is delivered to the Corporation or thirty (30) days after the date the transfer is determined to be bona fide (if the Purchaser is required to provide additional information as provided in Section 2(b) above), the Purchaser may, not later than one hundred twenty (120) days following delivery to the Corporation of the Transfer Notice, conclude a transfer of the shares of Equity Securities subject to the Transfer Notice which have not been purchased by the Corporation pursuant to exercise of the Right of First Refusal on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Purchaser, shall again be subject to the Right of First Refusal and shall require compliance by the Purchaser with the procedure described in this Section 2. If the Corporation exercises the Right of First Refusal, the parties shall consummate the sale of shares of Equity Securities on the terms set forth in the Transfer Notice by the later of sixty
(60) days after the delivery of the Transfer Notice to the Corporation or thirty
(30) days after the date the transfer is determined to be bona fide (if the Purchaser is required to provide additional information as provided in Section 2(b) above); provided, however, in the event the Transfer Notice provides for the payment for the shares of Equity Securities other than in cash, the Corporation shall have the option of paying for the shares of Equity Securities by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Corporation.

              (d) All transferees of shares of Equity Securities or any interest therein other than the Corporation shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Corporation) that they will receive and hold such shares of Equity Securities or interests subject to the provisions of this Agreement, including the Right of First Refusal.

              (e) The Right of First Refusal shall terminate at such time as a public market exists for the Corporation's Common Stock. For the purpose of this Agreement, a "public market" shall be deemed to exist if (i) such Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) such Common Stock is traded on the over-the-counter market and prices therefore are published daily on business days in a recognized financial journal.

3. "MARKET STAND-OFF' AGREEMENT. The Purchaser hereby agrees that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of common stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended ("Act"), it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell,


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contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) the shares of Equity Securities at any time during such period except shares of Equity Securities included in such registration; provided, however, that such agreement shall not be required unless all officers and directors and key employees of the Company and all other persons purchasing common Equity Securities of the Company enter into similar agreements.

4. LEGENDS. All certificates representing any shares of Equity Securities subject to the provisions of this Agreement shall have endorsed thereon the following legends:

              (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF TIES CORPORATION."

              (b) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

5. WARRANTIES AND REPRESENTATIONS. In connection with the proposed purchase of the Equity Securities, the Purchaser hereby agrees, represents and warrants as follows:

              (a) The Purchaser is purchasing the Equity Securities solely for its own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act. The Purchaser further represents that it does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Equity Securities or any portion thereof; and that the entire legal and beneficial interest of the Equity Securities it is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

              (b) The Purchaser is aware of the Corporation's business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Equity Securities. The Purchaser further represents and wanants that it has discussed the Corporation and its plans, operations and finance condition with its officers, has received all such information as it deems necessary and appropriate to enable it to evaluate the financial risk inherent in making an investment in the Equity Securities and has received satisfactory and complete information concerning the business and financial condition of the Corporation in response to all inquiries in respect thereof.


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              (c)    The Purchaser realizes that its purchase of the Equity
Securities will be a highly speculative investment, and it is able, without impairing its financial condition, to hold the Equity Securities for an indefinite period of time and to suffer a complete loss on its investment.

              (d)    The Corporation has disclosed to the Purchaser that:

                     (i) The sale of the Equity Securities has not been registered under the Act, and the Equity Securities must be held indefinitely unless a transfer thereof is subsequently registered under the Act or an exemption from such registration is available, and that the Corporation is under no obligation to register the Equity Securities;

                     (ii) The Corporation will make a notation in its records of the aforementioned restrictions on transfer and legends.

              (e) The Purchaser is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than one year from the date the Purchaser has purchased and paid for the Equity Securities; the availability of certain public information concerning the Corporation; the sale being through a broker in an unsolicited "broker's transaction" or in a transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and that any sale of the Equity Securities may be made by him/her only in limited amounts during any three-month period not exceeding specified limitations. The Purchaser further represents that it understands that at the time it wishes to sell the Equity Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Corporation may not be satisfying the current public information requirements of Rule 144, and that, in such event, it would be precluded from selling the Equity Securities under Rule 144 even if the one-year minimum holding period had been satisfied. The Purchaser represents that it understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act or compliance with an exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

              (f) Without in any way limiting the Purchaser's representations and warranties set forth above, the Purchaser further agrees that it shall in no event make any disposition of all or any portion of the Equity Securities which it is purchasing unless and until:

                     (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or


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                     (ii)   The Purchaser shall have (1) notified the
Corporation of the proposed disposition and finished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (2) furnished the Corporation with an opinion of its own counsel to the effect that such disposition will not require registration of such shares under the Act, and such opinion of its counsel shall have been concurred in by counsel for the Corporation and the Corporation shall have advised the Purchaser of such concurrence.

6. TRANSFERS IN VIOLATION OF AGREEMENT. The Corporation shall not be required (i) to transfer on its books any shares of Equity Securities of the Corporation which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

7. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

8. NOTICE. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

10. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, be binding upon the Purchaser, its heirs, executors, administrators, successors and assigns.

11. ENTIRE AGREEMENT; AMENDMENTS. This Agreement shall be construed under the laws of the State of California (as it applies to agreements between California residents, entered into and to be performed entirely within California), and constitutes the entire agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

12. RIGHT TO SPECIFIC PERFORMANCE. The Purchaser agrees that the Corporation shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Corporation.

13. SEPARABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless


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continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.


 "PURCHASER"                             "CORPORATION"

 OVERLY PUBLISHING                       COLLEGE CLUB.COM


 By:    /s/ Kenneth J. Davis             By:    /s/ Eric Rindahl
    --------------------------------        -----------------------------------
    Name:      Kenneth J. Davis             Name:      Eric Rindahl
    Title:     President                    Title:     Vice President of Finance
    Address:   85 Speen Street              Address:   5353 Mission Center Road
               Framingham, MD 01701                    Suite 310
                                                       San Diego, CA 92103


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